VK-MINC SUM SUP-1 030112
Summary Prospectus Supplement dated March 1, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C and Y Class shares of the Fund listed below:
Invesco Van Kampen Municipal Income Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Thomas Byron	Portfolio Manager	2010 (predecessor fund 2009)
Robert Stryker	Portfolio Manager	2010 (predecessor fund 2005)
Robert Wimmel	Portfolio Manager	2010 (predecessor fund 2005 )”
VK-MINC SUM SUP-1 030112